SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                              -----------------

                                  FORM 8-K

                               CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 18, 1996
                                                  ----------------


                           PAINE WEBBER GROUP INC.
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           (Exact name of registrant as specified in its charter)

        Delaware                     1-7367                    13-2760086
-------------------------   ------------------------     -----------------------
(State or other jurisdic-   (Commission File Number)      (IRS Employer
tion of Incorporation)                                      Identification No.)

 1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (212) 713-2000
                                                   --------------

                          Not Applicable
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    (Former name or address, if changed since last report)

                   Paine Webber Group Inc.
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Item 5.        Other Events
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               (a) Copy of the Registrant's press release relating to the
                   Resolution of limited partnership issues.


                                 SIGNATURE
                                 ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   PAINE WEBBER GROUP INC.


                                   By:  /s/ REGINA DOLAN
                                      ------------------------
                                           Regina Dolan
                                         Vice President and
                                      Chief Financial Officer




Dated: January 24, 1996

                              EXHIBIT INDEX
                              -------------

(a) Copy of the Registrant's press release relating to the resolution of limited pertnership issues.